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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 20, 2000
                                                 -------------------------------
Equity Marketing, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

          Delaware                      23346                   13-3534145
-----------------------------  -------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

6330 San Vicente Boulevard, Los Angeles, California               90048
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (323) 932-4300
                                                    ----------------------------
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)



                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

          Reference is made to the press release of the registrant, issued on October 19, 2000, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

(b)  PRO FORMA FINANCIAL INFORMATION.

          None.

(c)  EXHIBITS.


EXHIBIT NO.             DESCRIPTION
------------            ------------

Exhibit 99.1            Press Release of Equity Marketing, Inc. issued on
                        October 19, 2000.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EQUITY MARKETING, INC.
                                          --------------------------------------
                                                      (Registrant)


Date   October 20, 2000                   /s/ Leland P. Smith
       -------------------------------    --------------------------------------
                                                      (Signature)
                                          Leland P. Smith
                                          Senior Vice President, General Counsel
                                          and Secretary


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                                  EXHIBIT INDEX




EXHIBIT NO.             DESCRIPTION
-----------             ------------

Exhibit 99.1            Press Release of Equity Marketing, Inc. issued on
                        October 19, 2000.